                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, CINCINNATI MICROWAVE INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K; and

       WHEREAS, the undersigned is a director and officer of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints James L. Jaeger, Jacques A. Robinson, Craig V. Wolf and Walter P. Masavage, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Annual Report and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1996.


                                                  /s/ James L. Jaeger
                                                  ------------------------
                                                  James L. Jaeger
                                                  Chairman of the Board
                                                  Director

STATE OF   Ohio   )
           ) SS:
COUNTY OF  Warren )


       On the 25th day of March, 1996, personally appeared before me James L. Jaeger, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.


       Witness my hand and official seal this 25th day of March, 1996.


                                                  /s/Elaine M. Bacon
                                                  ------------------------
                                                  Notary Public

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, CINCINNATI MICROWAVE INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K; and

       WHEREAS, the undersigned is a director and officer of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints James L. Jaeger, Jacques A. Robinson, Craig V. Wolf and Walter P. Masavage, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Annual Report and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1996.


                                                  /s/Jacques A. Robinson
                                                  ------------------------
                                                  Jacques A. Robinson
                                                  Chief Executive Officer,
                                                  Chief Operating Officer,
                                                  President and Director

STATE OF   Ohio   )
           ) SS:
COUNTY OF  Warren )


       On the 20th day of March, 1996, personally appeared before me Jacques A. Robinson, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.


       Witness my hand and official seal this 20th day of March, 1996.


                                                  /s/Elaine M. Bacon
                                                  ------------------------
                                                  Notary Public

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, CINCINNATI MICROWAVE INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K; and

       WHEREAS, the undersigned is a director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints James L. Jaeger, Jacques A. Robinson, Craig V. Wolf and Walter P. Masavage, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Annual Report and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 1996.


                                                  /s/Charles M. Fullgraf
                                                  ------------------------
                                                  Charles M. Fullgraf
                                                  Director

STATE OF   Ohio   )
           ) SS:
COUNTY OF  Warren )


       On the 22nd day of March, 1996, personally appeared before me Charles M. Fullgraf, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.


       Witness my hand and official seal this 22nd day of March, 1996.


                                                  /s/Martha Muchmore
                                                  ------------------------
                                                  Notary Public

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, CINCINNATI MICROWAVE INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K; and

       WHEREAS, the undersigned is a director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints James L. Jaeger, Jacques A. Robinson, Craig V. Wolf and Walter P. Masavage, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Annual Report and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of March, 1996.


                                                  /s/Joseph M. O'Donnell
                                                  ------------------------
                                                  Joseph M. O'Donnell
                                                  Director

STATE OF   Florida    )
           ) SS:
COUNTY OF  Palm Beach )


       On the 20th day of March, 1996, personally appeared before me Joseph M. O'Donnell, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.


       Witness my hand and official seal this 20th day of March, 1996.


                                                  /s/Rosalind S. Seiden
                                                  ------------------------
                                                  Notary Public

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, CINCINNATI MICROWAVE INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K; and

       WHEREAS, the undersigned is a director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints James L. Jaeger, Jacques A. Robinson, Craig V. Wolf and Walter P. Masavage, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Annual Report and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 1996.


                                                  /s/Gilbert L. Wachsman
                                                  ------------------------
                                                  Gilbert L. Wachsman
                                                  Director

STATE OF   Colorado )
           ) SS:
COUNTY OF  Pitkin   )


       On the 21st day of March, 1996, personally appeared before me Gilbert L. Wachsman, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.


       Witness my hand and official seal this 21st day of March, 1996.


                                                  /s/Andrea A. Rizzo
                                                  ------------------------
                                                  Notary Public

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, CINCINNATI MICROWAVE INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K; and

       WHEREAS, the undersigned is a director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints James L. Jaeger, Jacques A. Robinson, Craig V. Wolf and Walter P. Masavage, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Annual Report and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1996.


                                                  /s/Erika Williams
                                                  ------------------------
                                                  Erika Wiliams
                                                  Director

STATE OF   California  )
           ) SS:
COUNTY OF  Sacramento  )


       On the 20th day of March, 1996, personally appeared before me Erika Williams, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.


       Witness my hand and official seal this 20th day of March, 1996.


                                                  /s/Kathleen R. Berdan
                                                  ------------------------
                                                  Notary Public